UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): February 26, 2007

Hanger Orthopedic Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bethesda Metro Center, Suite 1200
Bethesda, Maryland 20814
(Address of principal executive offices (zip code))

301-986-0701
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01. Other Events.

        On February 26, 2007, Hanger Orthopedic Group, Inc. (the “Company”) announced that it is seeking certain amendments to its existing Senior Secured Credit Facilities that include the repricing of its Senior Term Loan B facility under the Credit Agreement, dated May 26, 2006, among the Company, Citicorp North America, Inc., as administrative agent, Lehman Brothers Commercial Paper Inc., as syndication agent, and certain guarantors and other lenders party thereto. A copy of the press release issued by the Company on February 26, 2007, announcing this matter is attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

    (d)        Exhibits. The following exhibit is furnished herewith:

99 Press release issued by the Registrant on February 26, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By: /s/ George E. McHenry
      George E. McHenry
      Executive Vice President and
      Chief Financial Officer

Dated: February 26, 2007

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